                                                                    EXHIBIT 99.1

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                                September 25,         December 27,
                                                                                    2004                 2003
                                                                                -------------         ------------
ASSETS

Current assets:
      Cash and cash equivalents                                                  $  391,465            $  530,816
      Restricted cash                                                                22,686                37,154
      Marketable securities                                                          64,894                44,543
      Restricted marketable securities                                               42,974                42,337
      Accounts receivable, net                                                      446,800               578,907
      Inventories                                                                   251,060               218,011
      Prepaid expenses and other                                                     39,140                38,301
                                                                                 ----------            ----------
           Total current assets                                                   1,259,019             1,490,069

Property, plant and equipment, net                                                  374,762               342,679
Goodwill and other intangible assets, net                                           844,629               875,570
Other assets                                                                         34,297                13,908
                                                                                 ----------            ----------
           Total assets                                                          $2,512,707            $2,722,226
                                                                                 ==========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Short-term borrowings, including current portion of long-term debt         $   70,648            $   77,037
      Accounts payable                                                              698,524               730,056
      Accrued and other liabilities                                                 324,075               454,388
      Liabilities of discontinued operations                                            689                 1,487
                                                                                 ----------            ----------
              Total current liabilities                                           1,093,936             1,262,968

Deferred taxes                                                                      196,455               196,455
Long-term debt, net of current portion                                              400,208               355,809
Other liabilities                                                                   195,601               186,485
                                                                                 ----------            ----------
           Total liabilities                                                      1,886,200             2,001,717
Total stockholders' equity                                                          626,507               720,509
                                                                                 ----------            ----------
           Total liabilities and stockholders' equity                            $2,512,707            $2,722,226
                                                                                 ==========            ==========

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                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands except share and per share amounts)
                                  (Unaudited)

                                                      Three months ended                      Nine months ended
                                                      ------------------                      -----------------
                                                September 25,      September 27,        September 25,       September 27,
                                                    2004                2003                 2004                2003
                                              ---------------    ---------------      ---------------    ----------------
Net revenues                                     $    927,204       $  1,065,531         $  2,765,146       $   2,915,323
Cost of revenues                                      867,680            883,106            2,476,773           2,411,805
                                                  -----------        -----------          -----------         -----------
Gross profit                                           59,524            182,425              288,373             503,518



Operating expenses:
       Research and development                        78,167             88,172              243,552             259,051
       Selling, general and administrative             34,477             33,875               99,374              96,774
       Amortization of intangible assets                5,052             20,562               30,941              61,686
       Restructuring charge                            27,247                  -               27,247                   -
                                                  -----------        -----------          -----------         -----------
             Total operating expenses                 144,943            142,609              401,114             417,511
                                                  -----------        -----------          -----------         -----------


Income (loss) from operations                         (85,419)            39,816             (112,741)             86,007


Interest expense                                       (7,805)            (8,966)             (24,001)            (22,713)
Interest income                                         1,276              1,183                3,646               3,814
Income from litigation                                      -                  -               24,750                   -
Other gain (loss)                                          13               (937)                  67                (694)
                                                  -----------        -----------          -----------         -----------

Income (loss) before income taxes                     (91,935)            31,096             (108,279)             66,414

Provision for (benefit from) income taxes              (1,300)             1,209                 (709)              2,923
                                                  -----------        -----------          -----------         -----------
Net income (loss)                                $    (90,635)      $     29,887         $   (107,570)       $     63,491
                                                  ===========        ===========          ===========         ===========

Net income (loss)  per share - basic             $      (0.36)      $       0.12         $      (0.43)       $       0.26

Net income (loss) per share - diluted            $      (0.36)      $       0.12         $      (0.43)       $       0.26

Shares used in per share calculation
             -basic                               248,728,113        241,618,230          247,611,347         242,135,752
             -diluted                             248,728,113        252,343,682          247,611,347         248,358,269
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